                                                                EXHIBIT 24(a)

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Services, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Gary
C. Wendt, James A. Parke, Jeffrey S. Werner and Burton J. Kloster, Jr., and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file on behalf of the Corporation (i) a Registration Statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to $300,000,000 aggregate principal amount of the Corporation's Guaranteed Subordinated Debt Securities and (ii) any and all amendments and post-effective amendments to such Registration Statement as such person or persons executing the same pursuant to this Power of Attorney may approve.

        This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 29th day of June, 1995.


GARY C. WENDT                               JAMES A. PARKE
- ----------------------------------          -----------------------------------
Gary C. Wendt                               James A. Parke
Chairman of the Board, President            Senior Vice President, Finance
  and Chief Executive Officer                 (Principal Financial Officer)
  (Principal Executive Officer)


JEFFREY S. WERNER                           JOAN C. AMBLE
- ----------------------------------          -----------------------------------
Jeffrey S. Werner                           Joan C. Amble
Senior Vice President - Corporate           Vice President and Controller
  Treasury and Global Funding                 (Principal Accounting Officer)
  Operation


KAJ AHLMANN                                 NIGEL D.T. ANDREWS
- ----------------------------------          -----------------------------------
Kaj Ahlmann                                 Nigel D.T. Andrews
Director                                    Director

JAMES R. BUNT                         DENNIS D. DAMMERMAN
- ---------------------------           ---------------------------
James R. Bunt                         Dennis D. Dammerman
Director                              Director


PAOLO FRESCO                          DALE F. FREY
- ---------------------------           ---------------------------
Paolo Fresco                          Dale F. Frey
Director                              Director


BENJAMIN W. HEINEMAN, JR.             BURTON J. KLOSTER, JR.
- ---------------------------           ---------------------------
Benjamin W. Heineman, Jr.             Burton J. Kloster, Jr.
Director                              Director


HUGH J. MURPHY                        MICHAEL A. NEAL
- ---------------------------           ---------------------------
Hugh J. Murphy                        Michael A. Neal
Director                              Director


                                      EDWARD D. STEWART
- ---------------------------           ---------------------------
John M. Samuels                       Edward D. Stewart
Director                              Director



- ---------------------------
John F. Welch, Jr.
Director